UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2015
Date of Report (Date of earliest event reported)

Uranerz Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	82605
(Address of principal executive offices)	(Zip Code)

(307) 265-8900
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, on January 4, 2015, Uranerz Energy Corporation, a Nevada corporation (“Uranerz” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Fuels Inc., an Ontario corporation (“Energy Fuels”), and EFR Nevada Corp., a Nevada corporation and wholly owned subsidiary of a subsidiary of Energy Fuels (“Merger Sub”). The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Transaction”), and as a result the Company will continue as the surviving operating corporation and as an indirectly wholly owned subsidiary of Energy Fuels.

This Current Report on Form 8-K is being filed in connection with a Memorandum of Understanding (the “MOU”) regarding the settlement of certain litigation related to the Merger Agreement.

As contemplated by the MOU, Uranerz is providing certain additional disclosures to those contained in the definitive proxy statement/prospectus on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2015 (the “proxy statement/prospectus”) and mailed on or about May 29, 2015 to the Uranerz shareholders of record as of the close of business on May 26, 2015 in connection with the solicitation of proxies for use at the special meeting of shareholders of Uranerz to be held on June 18, 2015, at 10:00 A.M., local time, at Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, U.S.A., 82601. The purpose of the special meeting of shareholders of Uranerz is to vote on the approval of the Transaction and related matters.

Litigation Related to the Merger

As previously disclosed on pages 24 and 151 of the proxy statement/prospectus under the caption “Litigation Related to the Transaction,” Uranerz, all of its directors, Energy Fuels, and Merger Sub were named as defendants in the following putative shareholder class action suits in the District Court of Clark County, Nevada and the District Court of Washoe County, Nevada: Barrett v. Uranerz Energy Corp., et al., No. A-15-711942-C (Clark Cnty.); Foreman v. Catchpole, et al., No. A-15-712125-C (Clark Cnty.); Travirca v. Uranerz Energy Corp., et al., No. A-15-712318- C (Clark Cnty.); Heims v. Uranerz Energy Corp., et al., No. A-15-712379 (Clark Cnty.); Bouch v. Uranerz Energy Corp, et al., No. A-15-712441-B (Clark Cnty.); Toderash v. Higgs, et al., No. A-15-712433-C (Clark Cnty.); Stern v. Uranerz Energy Corp., et al., No. A-15-712618-B (Clark Cnty.); Lang v. Higgs, et al., No. CV-15-00115 (Washoe Cnty.); Zimmer v. Uranerz Energy Corp., et al., No. A-15-712718-B (Clark Cnty.); Prewitt v. Uranerz Energy Corp., et al., No. A-15-713683 (Clark Cnty.). These suits generally allege claims for breach of fiduciary duty and related claims regarding the Transaction and seek, inter alia, prohibition and/or rescission of the Merger Agreement, and attorneys’ fees and costs. All of the cases in Clark County have been consolidated under the caption In Re Uranerz Energy Corporation Shareholder Litigation, Lead Case No. A-15-711942-B. A motion is pending to transfer the Washoe County case to Clark County, or stay the Washoe County case pending resolution of the consolidated case in Clark County.

On May 18, 2015, the lead plaintiffs in Clark County filed a consolidated amended complaint, asserting claims similar to those brought in the original complaints and adding claims relating to the disclosures included by Uranerz and Energy Fuels in the Form F-4 registration statement filed by Energy Fuels with the SEC on May 8, 2015.

On June 10, 2015, counsel for the parties in the above-described lawsuit (as consolidated) entered into the MOU, in which they agreed on the terms of a settlement of the consolidated action, including the dismissal with prejudice of the action and a release on behalf of individual plaintiffs and the class of shareholders alleged in the consolidated amended complaint of all claims made therein or that could have been made therein against all of the defendants. The proposed settlement is conditioned upon, among other things, the execution of an appropriate stipulation of settlement, consummation of the Transaction, and final approval of the proposed settlement by the Court. In addition, in connection with the settlement and as provided in the MOU, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the Transaction will be consummated, that the parties ultimately will enter into a stipulation of settlement, or that the Court will approve the settlement even if the parties enter into such stipulation. If the settlement conditions are not met, the proposed settlement as contemplated by the MOU would become void. The settlement will not affect the amount of the Transaction consideration that Uranerz stockholders are entitled to receive in the Transaction.

The defendants deny all fault or liability and deny that they have committed any unlawful or wrongful act alleged in the consolidated action described above or otherwise in relation to the Transaction, and believe that no further disclosure is required to supplement the proxy statement/prospectus under any applicable laws. The defendants have agreed to the terms of the proposed settlement described above solely to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation, including the risk of delaying or adversely affecting the Transaction.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS

Further to the execution of the MOU, Uranerz has agreed to make the additional disclosures set forth below which supplement the disclosures in the proxy statement/ prospectus. The disclosures appear below the appropriate section headings that correspond to the sections in the proxy statement/prospectus. These additional disclosures should be read in conjunction with the proxy statement/prospectus, which we urge you to read in its entirety. To the extent that the information provided below differs from or updates the information in the definitive proxy statement/ prospectus, the information contained herein supersedes the information contained in the definitive proxy statement/ prospectus. Page numbers used herein are with reference to the Form DEF 14A filed with the SEC on May 27, 2015 and available free of charge at the SEC’s web site, www.sec.gov. Defined terms used but not defined herein have the meanings set forth in the proxy statement/prospectus. Without admitting in any way that any of the disclosures below are material or required by the federal securities laws, state fiduciary law, or any other applicable rule, statute, regulation or law, Uranerz and Energy Fuels make the following additional disclosures:

The sixth full paragraph on page 69 of the proxy statement/prospectus concerning the Background of the Transaction is replaced, in its entirety, with the following:

On November 19, 2014, Energy Fuels provided a three year financial operations plan for the combined entity for consideration by Uranerz. On that same day, the Uranerz Controller provided the Special Committee with a valuation analysis and comparison of the Uranerz and Energy Fuels uranium sales contracts at different uranium pricing levels. The analysis, prepared by Uranerz based on Uranerz’ analysis of Energy Fuels' contracts and without verification by Energy Fuels, computed the present values of the sales revenues to be derived from each of the Uranerz and Energy Fuels uranium supply contracts in 2015, 2016 and 2017 assuming the delivery of the total pounds of uranium to be delivered under each contract in each year. The revenues were calculated by applying the assumed uranium spot and term price for each scenario to the sales price formula under each contract. The present value of the sales revenues was then divided by the total pounds of uranium to be delivered under the sales contracts over the three year period to calculate a “net present value uranium sales price.” Based on the spot and term pricing on November 11, 2014 of $41.75/lb and $45.00/lb, respectively, and assuming a discount rate of 8%, the analysis estimated that Energy Fuels had a net present value uranium sales price of $47.57/lb under its uranium sales contracts and Uranerz had a net present value uranium sales price of $53.63/lb under its uranium sales contracts. Based on a hypothetical spot and term pricing of $60.00/lb and $70.00/lb, respectively, and assuming a discount rate of 8%, the analysis estimated that Energy Fuels would have had a net present value uranium sales price of $57.14/lb under its uranium sales contracts and Uranerz would have had a net present value uranium sales price of $54.66/lb under its uranium sales contracts.

The following supplemental disclosure is added following the second stand-alone paragraph under the Net Asset Value Analysis subsection on page 90 of the proxy statement/prospectus in the Opinion of Euro Pacific Canada Inc. section:

Net Asset Value – Uranerz

In calculating the project level discounted cash flows for Uranerz as referenced above and presented below, Euro Pacific used a discount rate of 11.37% derived from the following inputs and assumptions: (i) 15% debt proportion of capital and 85% equity proportion of capital; (ii) 3.45% after tax cost of debt; (iii) 2.43% risk free rate; (iv) 5.0% equity risk premium; (v) 1.261 levered beta; and (vi) 4.34% size premium (sourced from Ibbotson SBBI Valuation Yearbook 2012 (decile 10a)). The project level discounted cash flows used a projection period of 2015 through 2027, being the period of assumed mine life.

Net Asset Value – Energy Fuels

Pursuant to this and other approaches and under the various assumptions and limitations described, Euro Pacific estimated Energy Fuels’ net asset value in three cases: a Management Base Case that assumed a U3O8 spot price of $55/lb and a term price of $60/lb; a Management Upside Case that assumed a U3O8 spot price of $70/lb and a term price of $75/lb; and a Management Downside Case that assumed a U3O8 spot price of $40/lb and a term price of $45/lb. In each case, these estimates were derived based on project level discounted cash flows and assumptions and calculations determined by Euro Pacific to be relevant to its fairness opinion.

In calculating the project level discounted cash flows for Energy Fuels as referenced above, Euro Pacific used a discount rate of 12.19% derived from the following inputs and assumptions: (i) 15% debt proportion of capital and 85% equity proportion of capital; (ii) 4.55% after tax cost of debt; (iii) 2.43% risk free rate; (iv) 5.0% equity risk premium; (v) 1.35 levered beta; and (vi) 4.34% size premium (sourced from Ibbotson SBBI Valuation Yearbook 2012 (decile 10a)). The project level discounted cash flows used a projection period based on life of mine for Energy Fuels.

Net Asset Value Contribution – Combined Companies

Euro Pacific performed a net asset value contribution analysis for the combined entity of Uranerz and Energy Fuels assuming no post acquisition synergies with the results detailed in the table below.

	Management Downside Case	Management Base Case	Management Upside Case
Uranerz	42.3%	39.1%	27.6%
Energy Fuels	57.7%	60.9%	72.4%
Combined Companies	100%	100%	100%

The following supplemental disclosure is added as a standalone paragraph following the first full paragraph on page 91 of the proxy statement/prospectus concerning the Target Price-to-Net Asset Value Multiple Analysis subsection in the Opinion of Euro Pacific Canada Inc. section:

Euro Pacific also conducted an analysis of Energy Fuels by applying the average equity analyst Target Price-to-Net Asset Value multiples of Energy Fuels to Euro Pacific’s estimated Net Asset Value of Energy Fuels, based on the assumptions discussed above. As in all other methods utilized by Euro Pacific, the downside, base and upside scenarios were considered, and ranges of implied share prices were calculated and considered.

The Comparable Companies Analysis subsection on page 91 and 92 of the proxy statement/prospectus in the Opinion of Euro Pacific Canada Inc. section is replaced, in its entirety, with the following in order to add disclosure of the weighted average costs of capital (“WACC”) used in the analysis:

Comparable Companies Analysis

In order to assess how the public market values shares of publicly traded companies similar to Uranerz, Euro Pacific reviewed and compared certain financial information relating to Uranerz with selected companies, which, in the exercise of its professional judgment and based on its knowledge of the industry, Euro Pacific deemed relevant to Uranerz. Although none of the selected companies is identical to Uranerz, Euro Pacific selected these companies because they had publicly traded equity securities and were deemed to be similar to Uranerz in one or more respects including the nature of their business, size, financial performance, geographic concentration or listing jurisdiction. The selected comparable companies included:

•	Uranium Energy Corp.
•	Ur-Energy Inc.
•	Uranium Resources, Inc.
•	Peninsula Energy Limited

For each of the selected companies, Euro Pacific reviewed publicly available information in order to analyze the trading performance and analyst net asset value calculations of the comparable companies, applying a control premium of 30%. Various metrics were considered for each company where possible, including the market capitalizations, enterprise values, WACC, analyst price-to-NAV multiples and enterprise values per pound of uranium. A table summarizing some of the information considered by Euro Pacific is reproduced below.

Public Comparables

In millions of CDN except per share data

Company Name	Market Cap	Enterprise Value	WACC	Analyst P/NAV		EV/lb
				Avg.	Med
Uranium Energy	$185.9	$202.8	7.57%	1.04x	1.03x	2.89x
UR-Energy	$128.0	$171.6	7.81%	1.07x	1.05x	4.74x
Uranium Resources	$54.3	$49.7	7.81%	NA	NA	1.19x
Peninsula Energy Limited	$81.1	$89.0	5.46%	0.76x	0.88x	1.66x

Mean	112.34	128.28	7.16%	0.96x	0.98x	2.62x
Median	104.55	130.29	7.69%	1.04x	1.03x	2.27x
Max	185.93	202.83	7.81%	1.07x	1.05x	4.74x
Min	54.32	49.70	5.46%	0.76x	0.88x	1.19x
Uranerz Energy	$120.8	$133.0	11.37%	1.08x	1.03x	6.97x

*For the purposes of the above table, Analyst P/NAV means the average 12-month share price targets of investment research analysts covering the comparable companies divided by the net asset value per share of such comparable companies as determined and published by the same investment research analysts, as at the date of the fairness opinion.
** For the purposes of the above table, “EV/lb” means Enterprise Value of the comparable companies as at December 31, 2014 divided by the total pounds of uranium reserves and resources (inclusive of inferred resources) disclosed in the comparable companies’ respective NI 43-101 technical reports (except in the case of Peninsula Energy Limited, where such information was disclosed in.a public report prepared pursuant to the Australasian Joint Ore Reserves Committee (JORC).Code).
Source: Company reports, Bloomberg, Capital IQ, 31 December 2014
*** Euro Pacific conducted certain regressions internally for Uranerz and Energy Fuels to calculate WACC and relied on Bloomberg’s WACC function for the comparable companies.

No company utilized in the peer group comparison is identical to Uranerz. In evaluating the comparable companies, Euro Pacific made judgments and assumptions with regard to general business, economic, market and financial conditions and other matters, which are beyond the control of Uranerz, such as the impact of competition on the business of Uranerz or the industry generally, industry growth and the absence of any adverse material change in the financial condition of Uranerz or the industry or in the financial markets in general, which could affect the public trading value of the company. Mathematical analysis is not in itself a meaningful method of using comparable company data.

The comparable public companies analysis described above produced reference ranges of multiples that informed Euro Pacific in rendering its fairness opinion relating to the Transaction. Euro Pacific’s enterprise values per pound of uranium comparable company analysis estimated Uranerz price per share (CDN) to be CDN$0.51 in the Management Base Case, CDN$0.48 in the Management Downside Case and CDN$1.14 in the Management Upside Case. These enterprise values on a U.S. dollar basis, based on the Bank of Canada noon exchange rate on January 2, 2015 of $0.8527 per CDN$1.00, were $0.44 in the Management Base Case, $0.41 in the Management Downside Case and $0.97 in the Management Upside Case

Cautionary Statement Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Safe Harbor Provisions”). Uranerz uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the Safe Harbor Provisions. Uranerz cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that Uranerz or Energy Fuels shareholders may not approve the Merger Agreement; the risk that the parties may not be able to obtain the necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction in a timely manner or at all; and the risk that financing for the proposed transaction may not be obtained on anticipated terms or at all.

Further information relating to factors that may impact Uranerz and Energy Fuels results and forward-looking statements are disclosed in their respective filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of its filing, and Uranerz disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between Uranerz and Energy Fuels. In connection with the proposed transaction, Energy Fuels has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form F-4 (Reg. No. 333-203996), as amended, containing a proxy statement/prospectus regarding the proposed Transaction. INVESTORS AND SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSATION. The definitive proxy statement/prospectus has been mailed to shareholders of Uranerz. Investors, and security holders may obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Uranerz at its web site, www.uranerz.com, or from Energy Fuels at its web site, www.energyfuels.com.

Participants In Solicitation

Uranerz and Energy Fuels and their respective directors and executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Uranerz and Energy Fuels respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the definitive proxy statement/prospectus contained in the above referenced Registration Statement on Form F-4 (Reg. No. 333-203996), as amended, and in Uranerz’ Form 10-K, for the year ended December 31, 2014 in respect of Uranerz and Energy Fuels’ Form 40-F, for the year ended December 31, 2014 in respect of Energy Fuels . You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: June 10, 2015	By:	/s/ “Paul Goranson”
Paul Goranson
President and Chief Operating Officer